METROPOLITAN SERIES FUND	SUMMARY PROSPECTUS April 30, 2012

Neuberger Berman Genesis Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 30, 2012, and the Portfolio’s financial statements for the year ended December 31, 2011, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for use by other investors.

Investment Objective

High total return, consisting principally of capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.82%		0.82%		0.82%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.86%		1.11%		1.01%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.85%		1.10%		1.00%

(1)	MetLife Advisers, LLC has contractually agreed, for the period April 30, 2012 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$87	$112	$102
3 Years	$273	$352	$321
5 Years	$476	$611	$557
10 Years	$1,060	$1,351	$1,235

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Neuberger Berman Management LLC (“Neuberger Berman”), subadviser to the Portfolio, invests at least 65% of the Portfolio’s assets in common stocks of small-capitalization companies, which it defines as those whose market capitalizations are similar to the market capitalization of the companies in the Russell 2000 Value Index (composed of value stocks in the Russell 2000 Index) or the S&P SmallCap 600 Index. As of December 31, 2011, the highest market capitalization of companies in the Russell 2000 Index was $3.70 billion. As of December 31, 2011, the highest capitalization of companies in the S&P SmallCap 600 Index was $3.66 billion. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if Neuberger Berman continues to believe that those shares are an attractive investment. The Portfolio seeks to reduce risk by diversifying among many companies and industries. Although the Portfolio mainly invests in common stocks of small-capitalization companies, it may invest in companies of any capitalization.

Stock Selection

Neuberger Berman generally looks for undervalued companies whose current market shares and balance sheets are strong. Factors in identifying these firms may include:

•	Above-average returns.

•	An established market niche.

•	Circumstances that would make it difficult for new competitors to enter the market.

•	The ability to finance their own growth.

•	Sound future business prospects.

This approach is designed to let the Portfolio benefit from potential increases in stock prices, while limiting the risks typically associated with small-capitalization stocks. At times, Neuberger Berman may emphasize certain sectors that it believes will benefit from market or economic trends.

Neuberger Berman generally follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On January 31, 2005, BlackRock Advisors, LLC (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. On January 19, 2010, Neuberger Berman succeeded BlackRock as subadviser to the Portfolio. The performance information set forth below reflects the management of State Street Research, BlackRock and Neuberger Berman.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Neuberger Berman Genesis Portfolio

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	2nd – 2003	22.00%
Lowest Quarter	3rd – 2002	-26.87%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years
Class A	5.80%	-2.85%	3.67%
Class B	5.51%	-3.09%	3.37%
Class E	5.56%	-3.01%	3.50%
Russell 2000 Value Index (reflects no deduction for mutual fund fees or expenses)	-5.50%	-1.87%	6.40%

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser.    Neuberger Berman Management LLC (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers.    Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner have managed the Portfolio since January 2010. Ms. Vale and Mr. D’Alelio are Co-Managers of the Portfolio. Messrs. Bowyer and Reiner are Associate Managers of the Portfolio.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Neuberger Berman Genesis Portfolio

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